WAIVER AND OMNIBUS AMENDMENT

(ELEVENTH AMENDMENT TO SECURITY AGREEMENT AND AMENDMENT TO GAC MANUFACTURING SECURITY AGREEMENT SUPPLEMENT)

THIS WAIVER AND OMNIBUS AMENDMENT, dated as of May 13, 2010 (this "Waiver and Amendment") is to (i) the Amended and Restated Security Agreement dated as of August 15, 2008 (as the same has been amended, amended and restated, modified or otherwise supplemented from time to time, the "Security Agreement"), by and among NexCen Holding Corporation, a Delaware corporation (the "Issuer"), the Subsidiary Borrowers from time to time party thereto (each, a "Co-Issuer" and collectively, the "Co-Issuers" and together with the Issuer, the "Issuers"), NexCen Brands, Inc., a Delaware corporation and BTMU Capital Corporation, a Delaware corporation (the "Agent"), and (ii) the Amended and Restated Security Agreement Supplement (GAC Manufacturing), dated as of August 15, 2008, by and among the parties hereto (as the same has been amended and restated, modified or otherwise supplemented from time to time, the "GAC Manufacturing Security Agreement Supplement").

RECITALS

WHEREAS, the parties hereto desire to grant a limited waiver of certain potential defaults, Defaults and Events of Default solely to the extent set forth herein and the parties hereto desire to amend each of the Security Agreement and the GAC Manufacturing Security Agreement Supplement as applicable and as set forth herein; and

WHEREAS, the parties wish to allow for the withdrawal of funds for the establishment of an account to secure certain obligations NexCen Brands has made to the Purchaser (as defined in the Sale Agreement) all as more fully described herein;

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1 Defined Terms.

Capitalized terms used but not defined or modified in this Waiver and Amendment shall have the respective meanings assigned to them in (or by reference in) the Standard Definitions attached as Annex A to the Security Agreement (including as amended by this Waiver and Amendment). References to Persons herein shall be deemed to include their permitted successors and assigns. Additionally, and for the avoidance of doubt, all references to "NexCen Brands" and covenants, agreements and Events of Default by NexCen Brands in the Documents shall be deemed to refer to and shall bind any entity, including any other Affiliate thereof, into which NexCen Brands shall merge, or consolidate, or to which NexCen Brands shall contribute, sell, or otherwise transfer any material portion of its assets or liabilities.

Section 2 Amendments to the Security Agreement.

The Security Agreement is hereby amended as follows:

(a) Subject to ***Section 4*** hereof, Section 3.10 of the Security Agreement shall be amended by (i) replacing the text "May 31, 2010" where it appears therein with the text "the earlier of (x) October 1, 2010 and (y) the occurrence of either a Termination Event or the Termination Date under (and as defined in) the Accord and Satisfaction Agreement" and (ii) replacing the text "May 31, 2025" where it appears therein with the text "October 1, 2025".

(b) Subject to ***Section 4*** hereof, Section 14.1(c) of the Security Agreement shall be amended and restated in its entirety as follows:

"(c) On any Interim Senior Manager Fee Reimbursement Date, so long as no Default, Event of Default, Manager Termination Event, Termination Event (as defined in the Accord and Satisfaction Agreement) or the Termination Date (as defined in the Accord and Satisfaction Agreement) has occurred or will occur as a result of the release of funds pursuant to this Section 14.1(c) and so long as an Interim Senior Management Fee Reimbursement Event has occurred and is continuing on such date, Wilmington Trust Company shall at the request of the Issuer withdraw funds from the Issuer Collection Account and pay to the Manager an Interim Senior Manager Fee Reimbursement in an amount equal to the lowest of (i) the amount of cash in the Issuer Collection Account, (ii) the earned and unpaid Senior Manager Fee for the related Collection Period, and (iii) the amount so requested by the Issuer; provided, however, the maximum amount of any payment of the Senior Manager Fee pursuant to Section 14.1(a)(ii) or Section 14.1(e)(ii) permitted to be paid on any Payment Date shall be reduced in the amount of all Interim Senior Manager Fee Reimbursements made pursuant to this Section 14.1(c) for the related Collection Period through such Payment Date. Promptly upon any payment by Wilmington Trust Company pursuant to this Section 14.1(c), the Issuer shall provide written confirmation thereof to the Agent, in such reasonable detail as the Agent may request."

(c) Subject to ***Section 4*** hereof, the following definitions shall be added to Appendix A in the appropriate alphabetical order:

"Accord and Satisfaction Agreement": Shall mean that certain Accord and Satisfaction Agreement, dated as of May 13, 2010, by and between the Issuer, the Co-Issuers, the Managers, NexCen Brands, the Agent and the Noteholder.

"Interim Senior Manager Fee Reimbursement": Shall mean a release of funds from the Issuer Collection Account to the Manager, pursuant to and in accordance with the provisions of Section 14.1(c) of the Security Agreement, in the maximum amount of the earned and unpaid Senior Manager Fee for the related Collection Period, to be used solely to make payments (or to be held as working capital for the future making of payments) of Operating Expenses of the Manager.

"Interim Senior Manager Fee Reimbursement Date": With respect to May, June, July, August or September of calendar year 2010, shall occur on any Business Day of any such month occurring prior to the Payment Date in such calendar month; provided, however, there shall be no more than two (2) Interim Senior Manager Fee Reimbursement Dates in any such month.

"Interim Senior Manager Fee Reimbursement Event": Shall occur with respect to any Interim Senior Manager Fee Reimbursement Date only if, on such Interim Senior Manager Fee Reimbursement Date (and without the occurrence of any intervening Payment Date or Interim Senior Manager Fee Reimbursement Event), the Unrestricted Cash Balance is less that $500,000."

"Sale Agreement": Shall mean that certain Acquisition Agreement, dated as of May 13, 2010, by and among NexCen Brands and Global Franchise Group, LLC.

(d) The definition of "Letter of Credit" shall be amended and restated in its entirety to read as follows:

"Letter of Credit": Shall mean that certain letter of credit issued by The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, No. S015717 (with an issue date of May 20, 2009), in the amount of $1,600,000 for the benefit of JPMorgan Chase Bank, N.A.

Section 3 Amendment to GAC Manufacturing Security Agreement Supplement.

Subject to ***Section 4*** hereof, the GAC Manufacturing Security Agreement Supplement is hereby amended be amending and restating Section 3.1.1(c) thereof in its entirety to read as follows:

"(c) Monies in the GAC Manufacturing Co-Issuer Collection Account may be withdrawn up to three (3) times each calendar month, as directed by its Manager, to make deposits to the GAC Manufacturing Operating Account to the extent necessary to reimburse such account in an amount equal to Cost of Goods incurred up to such point in such month, and not previously reimbursed in such month.

Section 4 Effectiveness of Amendments.

Each of the parties hereto acknowledges and agrees that the amendments set forth in ***Sections 2(a), 2(b), 2(c)*** and ***3*** hereof shall no longer be effective and shall be revoked upon the earlier to occur of (i) October 1, 2010 and (ii) the occurrence of either a Termination Event or the Termination Date under (and as defined in) the Accord and Satisfaction Agreement).

Section 5 Purchaser Expenses Account.

(a) Notwithstanding anything to the contrary herein or in any other Transaction Document, but subject to ***clause (b)*** below and the other terms and

conditions of this ***Section 5***, on or after the date hereof the Manager shall be permitted to withdraw from any Co-Issuer Collection Account a total of five-hundred thousand Dollars ($500,000) and deposit such amount in a cash collateral account (such account, the "Purchaser Expenses Account") established and maintained with an Eligible Financial Institution, which account shall be in the name of NexCen Brands, and be subject to a deposit account control agreement in favor of, and providing a first priority perfected security interest in such Purchaser Expenses Account, the funds on deposit therein and the proceeds thereof to, the Purchaser (under and as defined in the Sale Agreement) and which deposit account control agreement provides that no funds shall be withdrawn from such account except on the direction of the Purchaser in accordance with Section 5.15 of the Sale Agreement to pay Purchaser Expenses (as defined in the Sale Agreement); provided, however, for the avoidance of doubt, amounts withdrawn pursuant to this ***clause (a)*** shall not also be reimbursable to the Manager as Operating Expenses.

(b) Prior to any withdrawal and deposit described in ***clause (a)*** above, (i) NexCen Brands shall cause the Purchaser Expenses Account, the funds on deposit therein and the proceeds thereof, to be further subject to, and NexCen Brands hereby grants to the Agent as secured party on behalf of the Holders of the NexCen Holding Notes, a second priority perfected security interest therein, and (ii) the Purchaser and the Agent shall have agreed to intercreditor and subordination provisions with respect to Purchaser Expenses Account, the funds on deposit therein and the proceeds thereof which are reasonably satisfactory to each of them. The Agent agrees to promptly review any intercreditor and subordination agreement related to the Purchaser Expenses Account provided to it by NexCen Brands and to use commercially reasonable efforts to enter into any such agreement promptly after the date of this Waiver and Amendment and to take such other actions, if any, reasonably requested by NexCen Brands that are necessary to allow for the withdrawal of funds as described in ***clause (a)*** above.

(c) The Agent waives any Event of Default arising on or after the date hereof to the extent caused by the establishment of the Purchaser Expenses Account in accordance herewith, including any lien created therein.

(d) Subject to ***clause (e)*** below, monies in the Purchaser Expenses Account shall be withdrawn, and shall only be withdrawn, pursuant to and in accordance with Section 5.15 of the Sale Agreement, solely to pay Purchaser Expenses (as defined in the Sale Agreement) owing and then payable to the Purchaser pursuant to Section 7.02(c) of the Sale Agreement. Promptly upon the withdrawal of any funds from the Purchaser Expenses Account pursuant to this ***clause (d)***, NexCen Brands shall provide written notice thereof to the Agent.

(e) At such time as the earliest to occur of (i) payment by NexCen Brands of all amounts due and owing pursuant to Section 7.02 of the Sale Agreement, (ii) the Closing (under and as defined in the Sale Agreement), and (iii) to the extent of any amounts on deposit in the Purchaser Expenses Account not payable as described in ***clause (d)*** above, the earlier of (A) October 1, 2010 and (B) the occurrence of a

Termination Event or the Termination Date under (and as defined in) the Accord and Satisfaction Agreement, NexCen Brands shall remit all funds then remaining in the Purchaser Expenses Account to Issuer Collection Account.

Section 6 Waiver and Forbearance.

(a) Subject to the terms and conditions hereof, the Issuer, each Co-Issuer, each Manager and NexCen Brands hereby request, and the Agent and the Noteholder hereby agree, as of the date hereof, to waive the occurrence of any Manager Termination Event, Default or Event of Default arising on or after the date hereof solely to the extent directly caused by the occurrence of the events, breaches or potential breaches set forth on Exhibit A hereto (collectively, the "Potential Defaults") through the earlier to occur of (i) October 1, 2010 and (ii) the occurrence of either a Termination Event or the Termination Date under (and as defined in) the Accord and Satisfaction Agreement). This Waiver and Amendment shall be strictly limited to its terms. Consistent with the foregoing, nothing contained herein shall be deemed to be a waiver or abandonment of (i) any other event, Manager Termination Event, Default or Event of Default (whether presently or subsequently existing or arising), or (ii) any rights, powers and/or remedies presently or subsequently available to the Agent or the Noteholder against any NexCen Entity (including any of its property) and/or any other Person or entity (including any of such Person's or entity's property) under any of the Transaction Documents, applicable law or otherwise, relating to any matter other than solely with respect to the Potential Defaults to the extent described herein, each of which rights, powers or remedies is hereby specifically and expressly reserved.

(b) Notwithstanding anything to the contrary herein or in any other Transaction Document, other than the limited waivers of the Potential Defaults as described in ***clause (a)*** above which are not effected by this ***clause (b)***, the Agent and the Noteholders agree that, from the date hereof through the earlier of (i) October 1, 2010 and (ii) the occurrence of either a Termination Event or the Termination Date under (and as defined in) the Accord and Satisfaction Agreement, the Agent and the Noteholders shall forbear from exercising any of their rights, powers and remedies against any NexCen Entity or any of their respective property, including, foreclosure on any Collateral, arising as a result of the occurrence of any Default or Event of Default other than any Default or Event of Default described in Sections 6.1(1), (2), (3), (4) (solely with respect to delivery of the Manager Report and the weekly reporting required pursuant to Section 12.10(q)(i) of the Security Agreement), (5) (solely with respect to any breach or violation of Section 12.4 or Articles IX, XIII or XIV of the Security Agreement), (8), (9), (10), (11), (18) (solely with respect to any Manager Termination Event arising under Sections 7.1(a), (b) (solely with respect to any breach or violation of Sections 6.1(g), (i), (k) or (q) of any Management Agreement), (d), (e) or (g) of any Management Agreement), (20), (21), (22) (other than with respect to the Disposition of any Asset or any equity otherwise permitted by the terms of the Security Agreement), (27) or (30) of the Security Agreement (collectively, the "Excluded Defaults"); provided, however, the Agent and the Noteholders shall also forbear from exercising any of their rights, powers and remedies against any NexCen Entity or their respective property, including, foreclosure on any Collateral, for the period described

above, arising as a result of the occurrence of any Default or Event of Default described in Sections 6.1(2), (5) (solely with respect to Section 12.4 of the Security Agreement), (8), (9), (20) or (27) of the Security Agreement solely to the extent that, and for so long as, the occurrence or existence of any such Default or Event of Default, individually or in the aggregate, does not materially and adversely effect the value, validity or enforceability of the Collateral or the Agent's rights or interests therein or otherwise in or under an Transaction Document as determined by the Agent. Consistent with the foregoing, nothing contained herein is intended or shall be deemed to constitute an acknowledgement, representation, warranty, covenant or other agreement on the part of the Agent or any Noteholder that is has agreed or it will agree (or has deemed to agree or will be deemed to agree) (i) to any forbearance relating to any of the Excluded Defaults, (ii) to any forbearance beyond the earlier of (x) October 1, 2010 and (y) the occurrence of either a Termination Event or the Termination Date under (and as defined in) the Accord and Satisfaction Agreement or (iii) that any such forbearance shall constitute (or be deemed to constitute) a waiver of any Default or Event of Default.

Section 7 Representations and Warranties.

The Issuer, each Co-Issuer, each Manager and NexCen Brands each represent that as of the date hereof, after giving effect to this Waiver and Amendment (i) each of the representations and warranties made in the Security Agreement and each other Transaction Document is complete, true and correct and (except to the extent such representations and warranties expressly relate to an earlier date) (ii) no Default, Event of Default or Manager Termination Event has occurred or will occur as a result of the transactions or other matters described in this Waiver and Amendment.

Section 8 Agreement of Agent.

The Agent hereby agrees that it will use commercially reasonable efforts to have The Bank of Tokyo-Mitsubishi UFJ, Ltd, New York Branch, as issuer, renew the Letter of Credit, which is due to expire on May 31, 2010, through the earliest of (i) October 1, 2010, (ii) the Closing (as defined in the Sale Agreement) and (iii) the occurrence of any Termination Event or the Termination Date under (and as defined in) the Accord and Satisfaction Agreement.

Section 9 Condition to Effectiveness.

This Waiver and Amendment shall become effective on the date that the Agent shall have received this Waiver and Amendment duly executed by the each of the parties hereto.

Section 10 References in all Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Waiver and Amendment, the parties hereby agree that the provisions herein shall govern. After the effectiveness of this Waiver and Amendment in accordance with its terms, all references to the Security Agreement in the Security

Agreement and each Transaction Document shall be deemed to refer to the Security Agreement or such other Transaction Document as amended hereby.

Section 11 Counterparts.

This Waiver and Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 12 Governing Law.

THIS WAIVER AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

Section 13 Severability of Provisions.

Any provisions of this Waiver and Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

Section 14 Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved. This Waiver and Amendment shall not effect a novation of the obligations of the parties to the Documents, but instead shall be merely an amendment of the terms governing such obligations.

Section 15 Successors and Assigns.

This Waiver and Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns, except that neither NexCen Brands, the Issuer nor any Co-Issuer may assign or transfer any of their respective rights or obligations under this Waiver and Amendment except as provided herein and in the Security Agreement without the prior written consent of the Agent.

[Signature pages to Follow]

NEXCEN HOLDING CORPORATION, as Issuer

By: ______________________
Name: Sue Nam
Title: Secretary

NEXCEN BRANDS, INC.

By: ______________________
Name: Sue Nam
Title: General Counsel, Secretary

ATHLETE'S FOOT BRANDS, LLC

By: ______________________

Name: Sue Nam

Title: Secretary

BILL BLASS JEANS, LLC

By: Nexcen Holding Corporation

Its: Managing Member

By: ______________________

Name: Sue Nam

Title: Secretary

BILL BLASS INTERNATIONAL, LLC

By: ______________________

Name: Sue Nam

Title: Secretary

WV IP HOLDINGS, LLC

By: ______________________

Name: Sue Nam

Title: Secretary

PT FRANCHISE BRANDS, LLC

By: ______________________

Name: Sue Nam

Title: Secretary

PT FRANCHISING, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

PM FRANCHISE BRANDS, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

PM FRANCHISING, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

MARBLE SLAB FRANCHISE BRANDS, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

MARBLE SLAB FRANCHISING, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

MAGGIEMOO'S FRANCHISE BRANDS, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

MAGGIEMOO'S FRANCHISING, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

GAC FRANCHISE BRANDS, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

GAC FRANCHISING, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

GAC MANUFACTURING, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

GAC SUPPLY, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

SHBX IP HOLDINGS, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

Acknowledged and Agreed:

NEXCEN FRANCHISE MANAGEMENT, INC.

By: ______________________________
Name: Sue Nam
Title: Secretary

NEXCEN BRAND MANAGEMENT, INC.

By: ______________________________
Name: Sue Nam
Title: Secretary

NB SUPPLY MANAGEMENT CORP.

By: ______________________________
Name: Sue Nam
Title: Secretary

AGENT:

BTMU CAPITAL CORPORATION,
as Agent for the Noteholders

By: [signature]
Name: Katherine M. McCabe
Title: Executive Vice President

NOTEHOLDER:

BTMU CAPITAL CORPORATION

By: [signature]
Name: Katherine M. McCabe
Title: Executive Vice President

EXHIBIT A

Potential Defaults

1. the occurrence of any Manager Termination Event described in Section 7.1(m) of each Manager Agreement;

2. the occurrence of any Event of Default described in Sections 6.1(23) or 6.1(24) of the Security Agreement (as reported on any Manager Report);

3. the occurrence of any Default or Event of Default described in Sections 11.6, 11.7, 12.4(a)(v), 12.4(a)(xiv), 12.4(b)(v), 12.4(b)(xiv), 12.4(b)(xv), 12.9(j) or 12.10(j) of the Security Agreement or Section 6.1(l) of each Manager Agreement solely to the extent directly caused by the execution and delivery by any NexCen Entity of the Sale Agreement or the consummation by any NexCen of the transactions contemplated thereby;

4. as required by Section 12.5(b) of the Security Agreement, within sixty (60) days of the end of each calendar year, delivery to the Agent of the Valuation Report;

5. as required by Section 12.10(q)(iv) of the Security Agreement, on the first occurring Reporting Date following the end of the calendar quarter ending June 30, 2010, delivery to the Agent of the Asset Income Report in substantially the form attached to the Security Agreement as Exhibit L for each Co-Issuer on a quarterly and year-to-date basis; and

6. any Manager Termination Event, Default or Event of Default solely to the extent directly caused by the occurrence of the Potential Defaults set forth in clauses (1) through (5) above.